September 30, 2016

SUMMARY PROSPECTUS

SIIT Large Cap Diversified Alpha Fund (SCDAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2016, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses (AFFE)	0.01%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.48%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 142% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $598 million and $562 billion as of July 31, 2016) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. In some instances, the securities that compose the Russell 1000 Index are foreign securities or represent exposure to foreign markets. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may also invest in exchange-traded funds (ETFs) based on a large capitalization index.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). SIMC allocates most of the Fund's assets among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. This allocation among investment strategies aims to diversify the sources from which the Fund seeks to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund seeks to have a return and risk profile similar to the broad U.S. large capitalization equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large capitalization market.

The Fund implements the investment recommendations of its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each model in the total portfolio determined by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward-looking views regarding various portfolio characteristics or factors, or for risk management purposes. This may include favoring securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio. The overlay manger may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives directed by SIMC.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The Fund uses portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of derivative instruments backed by other types of securities in order to seek to generate excess return. The financial performance of the Fund will be affected, positively or negatively, by the financial performance of the securities backing such derivative instruments. These factors, among others, may cause the Fund to perform differently than a fund that is invested solely in large capitalization equity securities or other funds with similar investment objectives or cause the Fund to underperform its benchmark.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.00% (06/30/09)

Worst Quarter: -25.55% (12/31/08)

The Fund's total return from January 1, 2016 to June 30, 2016 was -0.22%.

Average Annual Total Returns (for the periods ended December 31, 2015)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Large Cap Diversified Alpha Fund	1 Year	5 Years	Since Inception (2/28/2006)
Return Before Taxes	-0.74%	12.20%	5.98%
Return After Taxes on Distributions	-10.63%	9.49%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	5.92%	9.47%	4.59%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.21%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Gregory L. McIntire, CFA	Since 2009	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2015 Since 2015 Since 2015 Since 2016 Since 2016	Managing & Founding Principal & Chief Investment Officer Principal and & Head of Global Stock Selection Principal Principal Principal
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA Paul R. Lesutis, CFA James J. Clarke	Since 2013 Since 2013 Since 2013	Managing Director & Portfolio Manager Managing Director & Portfolio Manager Portfolio Manager
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2014 Since 2013	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.